UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 10, 2007
Wireless Ronin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-33169	41-1967918
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
5929 Baker Road, Suite 475
Minnetonka, Minnesota 55345
(Address of principal executive offices, including zip code)
(952) 564-3500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 8.01 OTHER EVENTS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Press Release dated August 10, 2007
Cautionary Statement

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On August 10, 2007, we publicly announced results of operations for the second quarter of 2007. For further information, please refer to the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.
ITEM 8.01     OTHER EVENTS.
     We are filing herewith a Cautionary Statement pursuant to the Private Securities Litigation Reform Act of 1995 for use as a readily available written document to which reference may be made in connection with forward-looking statements, as defined in such act. Such Cautionary Statement, which appears as Exhibit 99.2 to this report, is incorporated by reference in response to this Item 8.01.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
     (d)     See “Exhibit Index”.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2007	Wireless Ronin Technologies, Inc.
	By:	/s/ John A. Witham
John A. Witham
Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release reporting results of operations for the second quarter of 2007, dated August 10, 2007.
99.2	Cautionary Statement, dated August 10, 2007.

4